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                                                                   EXHIBIT 10.28

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "SECOND AMENDMENT") dated as of January 10, 2003, and made effective as of November 1, 2002 (the "AMENDMENT EFFECTIVE DATE"), is entered into by and between The Houston Exploration Company, a Delaware corporation (the "COMPANY"), and James F. Westmoreland (the "EXECUTIVE").

                                   WITNESSETH:


         WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of July 2, 1996 (the "ORIGINAL AGREEMENT") with an effective date of September 19, 1996;

         WHEREAS, the Company and the Executive amended the Original Agreement pursuant to the First Amendment to Employment Agreement (the "FIRST AMENDMENT") dated April 26, 2001 (the Original Agreement, as amended by the First Amendment, shall be referred to herein as the "AGREEMENT"); and

         WHEREAS FURTHER, the Company and the Executive hereby desire to amend the Agreement as set forth herein as of the Amendment Effective Date;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:

         1. The Agreement shall be amended by changing the salary per year referenced in Section 3 to "$230,000 per year."

         2. The Executive hereby waives any breach of the Agreement by the Company related to the hiring by the Company of a new Senior Vice President and Chief Financial Officer during November 2002. However, the Company and the Executive agree that this waiver shall not be construed as a waiver of any other past, present or future breach of the Agreement by the Company, nor shall this waiver be construed as affecting any rights or benefits to which the Executive is entitled under the terms of the Agreement, as amended by this Second Amendment, except with respect to the specific subject matter described above.

         3. The Agreement shall be amended by modifying the last sentence of
Section 14 to read in its entirety as follows:

                  This Agreement, as amended by both the First Amendment and the Second Amendment, constitutes the sole agreement between the parties with respect to the employment of the Executive by the Company and supersedes any and all other agreements, oral or written, between the parties.


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         4. Except as expressly amended hereby, the Company and the Executive ratify and confirm all terms and conditions of the Agreement as continuing in full force and effect.







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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment as of the date first above written.


                                    THE HOUSTON EXPLORATION COMPANY
Addresses:

1100 Louisiana, Suite 2000
Houston, Texas 77002                By: /s/ WILLIAM G. HARGETT
                                       -----------------------------------------
                                    Name:  William G. Hargett
                                    Title: President and Chief Executive Officer



1100 Louisiana, Suite 2000
Houston, Texas  77002               /s/ JAMES F. WESTMORELAND
                                    --------------------------------------------
                                    James F. Westmoreland


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